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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2005
                                                         -----------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                         0-24571               43-1816913
      --------                        ---------              ----------
(State or other Jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

         On November 17, 2005, Pulaski Financial Corp. (the "Company") issued a press release announcing that it will restate certain of its historical financial statements and revise its financial results for the quarter and year ended September 30, 2005, which were previously reported in the Company's October 25, 2005 press release. As described in Item 4.02 below, the restatement and revision of its financial information relates to correction of prior accounting errors relating to interest rate swaps associated with brokered certificates of deposit ("CDs").

         A copy of the Company's press release related to its revised financial results is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
             -------------------------------------------------------------------
             AUDIT REPORT OR COMPLETED INTERIM REVIEW
             ----------------------------------------

         On November 10, 2005, management and the Audit Committee of the Board of Directors of the Company determined that the Company's financial statements as of and for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005 and the summary financial information as of and for the quarter and year ended September 30, 2005 that was released on October 25, 2005 should no longer be relied upon as a result of the accounting treatment applied by the Company in connection with interest rate swaps associated with brokered CDs.

         Since November 2004, the Company has entered into various interest rate swaps to hedge the interest rate risk inherent in certain of its brokered CDs. Since inception of the hedging program, the Company has applied the "short-cut" method of fair value hedge accounting under Financial Accounting Standards (FAS) 133 to account for the swaps. The Company has determined, in conjunction with its independent registered public accounting firm, KPMG LLP, that these swaps do not qualify for the short-cut method because the related broker fee is considered to have caused the swap not to have zero value at inception (which is required under FAS 133 to qualify for the short-cut method).

         As a result of the elimination of fair value hedge accounting, the Company estimates that its financial statements for the year ended September 30, 2005 will reflect a cumulative adjustment of $486,000 (net of income taxes) to account for the interest rate swaps. Due to these adjustments, the Company will restate its quarterly financial statements for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005 in its annual report on Form 10-K for the year ended September 30, 2005, which will be filed in December.

         The Company maintains disclosure controls and procedures as required under Rule 13a-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are designed to ensure that information required to be disclosed in the Company's Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosures.

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         At December 31, 2004, March 31, 2005, and June 30, 2005, the Company's
management carried out an evaluation, under the supervision and with the participation of the Company's Chief Executive Officer and Chief Financial Officer, of the effectiveness of its disclosure controls and procedures. Based on those evaluations, the Company's management initially concluded that as of December 31, 2004, March 31, 2005, and June 30, 2005, that such disclosure controls and procedures were effective. However, on November 10, 2005, management and the Audit Committee of the Board of Directors of the Company concluded that the Company had a material weakness in its internal control over financial reporting as described below. Because of this material weakness in its internal control over financial reporting (described below) which impacted the financial statements for the first three quarters of 2005, management has, as of the date of the filing of this Form 8-K, restated its assessment for those periods, and concluded that the Company's disclosure controls and procedures were not effective as of December 31, 2004, March 31, 2005, June 30, 2005 or September 30, 2005. In addition, as a result of this material weakness, management has concluded that the Company's internal control over financial reporting was not effective as of September 30, 2005.

         Management identified the following material weakness in internal control over financial reporting as of December 31, 2004, March 31, 2005, June 30, 2005 and September 30, 2005: the Company had ineffective policies and procedures relating to the accounting for certain derivative financial instruments under FAS 133. Specifically, the Company's policies and procedures did not provide for sufficient testing and verification of the criteria for the "short-cut" method to ensure proper application of the provisions of FAS 133 at inception for certain derivative financial instruments. This material weakness has resulted in the restatement of the Company's financial statements for the first three quarters of 2005.

         The Company's management and Audit Committee has consulted with KPMG LLP, who has served as the Company's independent auditor since the inception of the brokered CD program, regarding the matters disclosed in this Form 8-K in reaching the conclusion to restate the financial statements for the above-mentioned periods to reflect the adjustments discussed herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

       (a)    Financial Statements of Businesses Acquired: Not applicable

       (b)    Pro Forma Financial Information:  Not applicable

       (c)    Exhibits

              Number        Description
              ------        -----------

              99.1          Press Release Dated November 17, 2005




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 17, 2005            By: /s/ William A. Donius
                                        ---------------------------------------
                                        William A. Donius
                                        President and Chief Executive Officer








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